UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2013

WORLD SURVEILLANCE GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32509	88-0292161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

State Road 405, Building M6-306A, Room 1400, Kennedy Space Center, FL 32815

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (321) 452-3545

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

World Surveillance Group Inc. (the “Company”) previously reported the completed acquisition (the “Acquisition”) of Lighter Than Air Systems Corp. (“LTAS”) in accordance with the terms of a Stock Purchase Agreement by and among the Company, LTAS, Felicia Hess and Kevin Hess pursuant to which the Company acquired 100% of the outstanding shares of capital stock of LTAS on its Current Report on Form 8-K filed on April 1, 2013 (the “Initial 8-K”). This Amendment No. 1 to Current Report on Form 8-K/A (this “Form 8-K/A”) amends the Initial 8-K to include the financial statements and pro forma financial information required to be filed in connection with the Acquisition pursuant to Item 9.01 (a) and (b) of Form 8-K. The information previously reported under Item 2.01 in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

The following historical audited financial statements of Lighter Than Air Systems Corp. are filed as Exhibit 99.1 hereto:

•	Independent Auditors’ Report

•	Balance Sheet as of December 31, 2012

•	Statements of Operations for the year ended December 31, 2012

•	Statement of Changes in Stockholders’ Equity (Deficit) for the year ended December 31, 2012

•	Statement of Cash Flows for the year ended December 31, 2012

•	Notes to Financial Statements

(b) Pro Forma Financial Information.

The following unaudited pro forma financial statements, including the notes thereto, of World Surveillance Group Inc. are filed as Exhibit 99.2 hereto:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2012

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2012

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2013

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits. The following exhibits are filed with this Report:

Exhibit Number	Description

23.1	Consent of Rosen Seymour Shapss Martin & Company LLP
99.1	Audited financial statements of Lighter Than Air Systems Corp. as of and for the year ended December 31, 2012
99.2	Unaudited pro forma financial statements of Registrant as of December 31, 2012 and for the year ended December 31, 2012 and the three months ended March 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Surveillance Group Inc.
(Registrant)

Date: June 17, 2013		/s/ Glenn D. Estrella
	By:	Glenn D. Estrella
	Title:	President and Chief Executive Officer